FOURTH AMENDMENT TO THIRD AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

                                     BETWEEN

                        FAIRFIELD ACCEPTANCE CORPORATION

                                       AND

                                BANKBOSTON, N.A.,
                            INDIVIDUALLY AND AS AGENT


     THIS AMENDMENT (this "Amendment") dated as of December 19, 1997, is made by and among FAIRFIELD ACCEPTANCE CORPORATION, a Delaware corporation (the
"Borrower" or "FAC"), BANKBOSTON, N.A. (formerly The First National Bank of Boston), a national banking association ("BKB"), and BANKBOSTON, N.A., as agent for itself and the Lenders (the "Agent"), parties to a certain Third Amended and Restated Revolving Credit Agreement dated as of September 28, 1993, as amended by a Consent, Waiver and Agreement, dated as of September 23, 1994, as further amended by a First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of December 9, 1994, as further amended by a Second Amendment to Third Amended and Restated Revolving Credit Agreement dated as of December 19, 1994, and as further amended by a Third Amendment to Third Amended and Restated Revolving Credit Agreement dated as of December 12, 1996 (as so amended, the "Credit Agreement"). This Amendment is joined in by Fairfield Communities, Inc., a Delaware corporation ("FCI") and Fairfield Myrtle Beach, Inc. ("FMB", "FCI" and "FMB" are hereinafter collectively referred to as the "Guarantors") by reason of the Unconditional Guaranty of Payment and Performance, dated as of September 28, 1993, from the Guarantors in favor of the Agent (the "FAC Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

     WHEREAS, BKB, FAC and the Agent have agreed to reduce the Commitment and increase the rate of interest on the Revolving Credit Loans during the VB Override Period;

     NOW, THEREFORE, in consideration of the premises, FAC, BKB, the Guarantors and the Agent hereby agree as follows:

     ss.1. AMENDMENT TO CREDIT AGREEMENT. FAC, BKB and the Agent hereby agree to
           -----------------------------
amend the Credit Agreement as follows:

    ss.1.1. The definitions of "Commitment" and "Commitment Amount" appearing in Section 1.1 of the Credit Agreement are hereby amended by deleting said definitions in their entirety and substituting therefor the following new definitions:

               "Commitment. With respect to each Lender, the amount set forth on
                ----------
               Schedule 1 hereto as the amount of such  Lender's  commitment  to
               ----------
               make Revolving Credit Loans to the Borrower; provided, that during the VB Override Period the amount of FNBB's Commitment shall be $15,000,000."

               "Commitment  Amount.  $35,000,000;  provided,  that during the VB
                ----------  ------
               Override Period the Commitment Amount shall be $15,000,000."

    ss.1.2. Section 1.1 of the Credit Agreement is further amended by inserting the following definition immediately following the definition of "Unpaid Reimbursement Obligation" appearing in said section:

              "VB Override Period.  The period  commencing on December 19, 1997
               ------------------
              and ending on the  earlier  of: (i) March 18,  1998,  or (ii) the closing of the transaction contemplated by the Fairfield Communities, Inc. VOI Contract-Backed Commercial Paper Program Indicative Proposal, dated October 16, 1997, issued by BancBoston Securities, Inc."

     ss.1.3. Section 2.5 of the Credit Agreement is hereby amended by inserting the following language at the end of the first sentence of said section:

              "provided, however, that during the VB Override Period, the outstanding principal amount of the Revolving Credit Loans shall bear interest at the rate per annum equal to the Base Rate plus one and three-fourths percent (1 3/4%)."

    ss.2. GUARANTORS CONSENT. The Guarantors hereby consent to the amendment to
          ------------------
the Credit Agreement set forth in this Amendment, and confirm their obligations to the Agent and the Lenders under the FAC Guaranty and the FAC Guaranty shall extend to and include the obligations of the Borrower under the Credit Agreement as amended by this Amendment. Each of the Guarantors agrees that all of its obligations to the Agent and the Lenders evidenced by or otherwise arising under the FAC Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

     ss.3. CONDITIONS TO EFFECTIVENESS.  The effectiveness of this Amendment is
           ---------- -- -------------
subject to satisfaction of all of the following conditions:

             (a)   Opinion of Counsel.  BKB and the Agent shall have received a
                   ------- -- -------
                   favorable legal opinion addressed to BKB and the Agent, in form and substance satisfactory to BKB and the Agent, from the Rose Law Firm, legal counsel to FAC, FCI and FMB, as to the enforceability of this Amendment.

             (b)   Corporate  Action.  All corporate  action  necessary for the
                   ---------  ------
                   valid execution, delivery and performance by each of FAC, FCI and FMB of this Amendment shall have been duly and effectively taken and otherwise be duly authorized, and satisfactory evidence thereof shall have been provided to the Agent and BKB.

             (c)   FCI  Amendment.  BKB  and  the  Agent  shall  have  received
                   ---  ---------
                   evidence satisfactory to it of the occurrence of all conditions precedent to the effectiveness of that certain Seventh Amendment to Amended and Restated Revolving Credit Agreement among FCI, FMB, FAC, BKB and the Agent dated of even date herewith.

    ss.4.  REPRESENTATIONS  AND  WARRANTIES.  Each of FAC,  FCI and FMB  hereby
           --------------------------------
represents and warrants to BKB and the Agent as follows:

             (a)   Representations  and  Warranties  in Credit  Agreement.  The
                   ---------------  ---  ----------  -- ------  ---------
                   representations and warranties of FAC, FCI and FMB contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

             (b)   Authority, No Conflicts,  Etc.  The execution,  delivery and
                   ---------  -- ---------   ---
                   performance by each of FAC, FCI and FMB of this Amendment and the consummation of the transactions contemplated hereby, (i) are within the corporate power of each of such parties and have been duly authorized by all necessary corporate action on the part of each of such parties, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party, and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any of them or any of their properties are bound or affected.

             (c)   Enforceability of Obligations.  This  Amendment,  the Credit
                   -------------- -- -----------
                   Agreement as amended hereby, and the FAC Guaranty constitute the legal, valid and binding obligations of each of FAC, FCI and FMB, as the case may be, enforceable against such party in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

    ss.5. OTHER AMENDMENTS. Except as expressly provided in this Amendment, all
           ----- ----------
of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. FAC confirms and agrees that the Obligations of FAC to the Lenders and the Agent under the Credit Agreement, as amended hereby, and all of the other obligations of FAC under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

     ss.6.  EXECUTION IN  COUNTERPARTS.  This  Amendment  may be executed in any
            --------- --  ------------
number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     ss.7.  HEADINGS.  The captions in this  Amendment  are for  convenience  of
            --------
reference only and shall not define or limit the provisions hereof.

     IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                                      FAIRFIELD ACCEPTANCE
                                       CORPORATION


                                   By: /s/Robert W. Howeth
                                      ----------------------------------
                                   Name: Robert W. Howeth
                                        --------------------------------
                                   Title: President
                                         -------------------------------

                                      FAIRFIELD COMMUNITIES, INC.


                                   By: /s/ Robert W. Howeth
                                      ---------------------------------
                                   Name: Robert W. Howeth
                                        -------------------------------
                                   Title: Sr. Vice President
                                         ------------------------------

                                     FAIRFIELD MYRTLE BEACH, INC.


                                   By: /s/Robert W. Howeth
                                      ---------------------------------
                                   Name: Robert W. Howeth
                                        -------------------------------
                                   Title: Vice President
                                         ------------------------------

                                     BANKBOSTON, N.A.,
                                      Individually and as Agent


                                   By: /s/Paul F. DeVito
                                      -----------------------------------
                                   Name: Paul F. DeVito
                                        ---------------------------------
                                   Title: Managing Director
                                         --------------------------------